Basis of Presentation and Significant Accounting Policies - Change in Accounting Estimate - Additional Information (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
Accounting Policies [Abstract]
Increase (decrease) in operating income	$ 37,839	$ 20,303
Increase (decrease) in net income	$ 28,379	$ 15,227
Increase (decrease) in earnings per share on a basic basis	$ 2.33	$ 1.26
Increase (decrease) in earnings per share on a diluted basis	$ 2.24	$ 1.20